Exhibit 99.1

This AMENDMENT No. 12 and WAIVER (this “Amendment and Waiver”), dated as of December 3, 2019, is entered into by and among Fusion Connect, Inc., a Delaware corporation and a debtor and debtor-in-possession under Chapter 12 of the Bankruptcy Code (the “Borrower”), certain subsidiaries of the Borrower party hereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, as Guarantor Subsidiaries and the Lenders party hereto, which collectively constitute the Requisite Lenders, and acknowledged by the Administrative Agent (each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, reference is made to that certain Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, among the Borrower, the Guarantor Subsidiaries, the lenders from time to time party thereto (the “Lenders”) and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and, as amended by this Amendment and Waiver, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 5.1(e) of the Credit Agreement, (a) by letter dated as of November 13, 2019, the Borrower delivered to the Administrative Agent for distribution to the Lenders notice of the following Defaults: (i) failure to deliver the information required by Section 5.1(a) of the Credit Agreement by November 12, 2019 and (ii) failure to deliver quarterly financial statements for the Fiscal Quarters ended March 31, 2019 and June 30, 2019, in each case, together with a Financial Officer Certification and an auditors review letter, by November 12, 2019, as required by Section 5.1(b) of the Credit Agreement; and (b) by letter dated as of November 19, 2019, the Borrower delivered to the Administrative Agent for distribution to the Lenders a notice of Default resulting from the failure to deliver quarterly financial statements for the Fiscal Quarter ended September 30, 2019, together with a Financial Officer Certification and an auditors review letter, within 45 days after the end of such Fiscal Quarter as required by Section 5.1(b) of the Credit Agreement (each of the foregoing clauses (a)(i), (a)(ii) and (b) a “Specified Default” and collectively, the “Specified Defaults”);

WHEREAS, the Borrower has requested that the Requisite Lenders waive, with retroactive effect as of the date on which each Specified Default occurred, each Specified Default and any interest rate increase resulting from such Specified Default pursuant to Section 2.9 of the Credit Agreement; and

WHEREAS, the Parties wish to amend the Credit Agreement and the Lenders party hereto agree to provide the waiver set forth below, in each case, on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1. Definitions. Each capitalized term used and not otherwise defined in this Amendment and Waiver shall have the meaning assigned to such term in the Amended Credit Agreement.

Section 2. Amendment and Waivers to Credit Agreement. With effect as of the Amendment Effective Date, the Credit Agreement is hereby amended:

a)
By replacing the words “no later than November 12, 2019” in clause (a) of Section 5.1 thereof with “no later than December 20, 2019”;

b)
By amending Section 1.1 thereof by replacing the definition of “Stated Maturity Date” in its entirety as follows:

“Stated Maturity Date” means the date that is seven months after the Closing Date (or, if such date is not a Business Day, the immediately preceding Business Day).

; and

c)
By amending and restating clause (b) of Section 5.1 thereof in its entirety as follows:

“(b)
Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of the Borrower and the Subsidiaries as of the end of such Fiscal Quarter and the related consolidated statements of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter (in the case of such statements of operations) and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, together with a Financial Officer Certification;”

Section 3.    Waiver. Subject to the terms and conditions set forth in this Amendment and Waiver, the Lenders party hereto, which constitute the Requisite Lenders, hereby waive, with retroactive effect as of the date on which each of the Specified Defaults occurred, each Specified Default and any interest rate increase resulting from such Specified Default pursuant to Section 2.9 of the Credit Agreement.

Section 4.    Representations and Warranties.

(a) Each of the Credit Parties, subject to the entry of the Orders and the terms thereof, has all requisite power and authority to execute and deliver this Amendment and Waiver and to perform the transactions contemplated hereby. Subject to the entry of the Orders and the terms thereof, this Amendment and Waiver and the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action and, if required, stockholder, shareholder or other equityholder action on the part of each Credit Party.

(b) This Amendment and Waiver and the transactions contemplated hereby do not and will not (i) other than violations arising as a result of the commencement of the Cases, subject to the entry of the Orders and the terms thereof and except as otherwise excused by the Bankruptcy Code, violate any applicable law, including any order of any Governmental Authority, except to the extent any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (ii) violate the Organizational Documents of the Borrower or any Restricted Subsidiary, (iii) other than violations arising as a result of the commencement of the Cases and except as otherwise excused by the Bankruptcy Code, violate or result (alone or with notice or lapse of time, or both) in a default under any other Contractual Obligation of the Borrower or any Restricted Subsidiary, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, any termination, cancelation or acceleration or right of renegotiation of any obligation thereunder, except to the extent any such violation, default, right or result, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (iv) except for Liens created under the Credit Documents, result in or require the creation or imposition of any Lien on any asset of the Borrower or any Restricted Subsidiary.

(c) Subject to the Orders and the terms thereof, this Amendment and Waiver and the transactions contemplated hereby do not and will not require any registration with, consent or approval of, notice to, or other action by any Governmental Authority (other than the entry of the Orders), except (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings with respect to the Collateral necessary to perfect Liens created under the Credit Documents, (iii) filings and registrations under applicable securities laws relating to the Disposition by the Collateral Agent pursuant to the Pledge and Security Agreement of Collateral that constitute Securities and (iv) Post-Petition filings with the SEC and applicable State PUCs relating to the Credit Parties’ status as debtors and debtors-in-possession under Chapter 11 of the Bankruptcy Code.

(d) Subject to the Orders and the terms thereof, this Amendment and Waiver has been duly executed and delivered by each Credit Party that is a Party and is, subject to the Orders and the terms thereof, the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (other than with respect to the Debtors).

(e) The representations and warranties of each Credit Party set forth in the Credit Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date.

(f) No Default or Event of Default has occurred and is continuing or would result from this Amendment and Waiver, other than Defaults and Events of Default that have been disclosed to the Administrative Agent on or prior to the date hereof.

Section 5. Effectiveness. This Amendment and Waiver shall become effective on the date (such date, the “Amendment Effective Date”) that the Administrative Agent shall have received fully executed counterparts of this Amendment and Waiver from the Borrower and each other Credit Party, Lenders constituting the Requisite Lenders and the Administrative Agent.

Section 6. Entire Agreement. THIS AMENDMENT AND WAIVER CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF (BUT DOES NOT SUPERSEDE ANY PROVISIONS OF ANY SEPARATE CONFIDENTIALITY AGREEMENT OR SIMILAR AGREEMENT OR FEE LETTER BETWEEN OR AMONG ANY CREDIT PARTIES AND ANY AGENT OR LENDER OR ANY AFFILIATE OF ANY OF THE FOREGOING, ALL OF WHICH PROVISIONS SHALL REMAIN IN FULL FORCE AND EFFECT).

Section 7. Credit Document. Each Party acknowledges and agrees that this Amendment and Waiver constitutes a “Credit Document” for all purposes of the Amended Credit Agreement and the other Credit Documents.

Section 8. Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK AND TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

(b) SUBJECT TO CLAUSE (V) BELOW, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT EXCLUSIVELY IN THE BANKRUPTCY COURT AND, IF THE BANKRUPTCY COURT DOES NOT HAVE, OR ABSTAINS FROM JURISDICTION, IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AMENDMENT AND WAIVER, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (SUBJECT TO CLAUSE (V) BELOW); (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE AMENDED CREDIT AGREEMENT; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (V) AGREES THAT THE AGENTS AND THE LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY CREDIT DOCUMENT OR ANY EXERCISE OF REMEDIES IN RESPECT OF COLLATERAL OR THE ENFORCEMENT OF ANY JUDGMENT, AND HEREBY SUBMITS TO THE JURISDICTION OF, AND CONSENTS TO VENUE IN, ANY SUCH COURT.

Section 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP ESTABLISHED UNDER THE AMENDED CREDIT AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AMENDMENT AND WAIVER, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT AND WAIVER, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8 AND EXECUTED BY EACH OF THE PARTIES), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE AMENDED CREDIT AGREEMENT. IN THE EVENT OF LITIGATION, THIS AMENDMENT AND WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 10. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 11. Counterparts. This Amendment and Waiver may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment and Waiver by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

Section 12. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 13. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as expressly amended hereby. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein or as provided in the exhibits hereto, operate as a waiver of any right, power or remedy of any Lender, the Collateral Agent or the Administrative Agent under any of the Credit Documents, or constitute a waiver of any provision of any of the Credit Documents. This Amendment and Waiver shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect as expressly modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment and Waiver or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Credit Parties from the Credit Documents. From and after the Amendment Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, be deemed to refer to the Amended Credit Agreement. Each of the Credit Parties hereby consents to this Amendment and Waiver and confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Amended Credit Agreement. Each Credit Party hereby ratifies and reaffirms (a) that each of the Credit Documents to which it is a party has been duly executed and delivered by such Credit Party to the Administrative Agent and to the Lenders and is in full force and effect as of the date hereof, (b) its grant of liens on or security interests in its properties pursuant to the Credit Documents as security for the Obligations under or with respect to the Amended Credit Agreement and confirms and agrees that such liens and security interests secure all of the Obligations; and (c) the Administrative Agent, the Collateral Agent and the Lenders are and shall be entitled to all of the rights, remedies and benefits provided for in the Credit Documents.

Section 14. Direction to Administrative Agent. The Lenders party hereto, constituting the Requisite Lenders, hereby (a) authorize and direct the Administrative Agent to acknowledge this Amendment and Waiver, and (b) acknowledge and agree that (i) the direction in this Section 13 constitutes a direction from the Lenders under the provisions of Section 9 of the Credit Agreement and (ii) Sections 9.3 and 9.6 of the Credit Agreement (including as amended hereby) shall apply to any and all actions taken by the Administrative Agent and the Collateral Agent in accordance with such directions.

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IN WITNESS WHEREOF, the Parties have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

FUSION CONNECT, INC., as Borrower

By:	/s/ Keith Soldan
Name: Keith Soldan
Title: Chief Financial Officer

FUSION LLC
FUSION BCHI ACQUISITION LLC
FUSION CLOUD SERVICES, LLC
FUSION CB HOLDINGS, INC.
FUSION COMMUNICATIONS, LLC
FUSION MANAGEMENT SERVICES LLC
FUSION TELECOM LLC
FUSION TEXAS HOLDINGS, INC.
FUSION TELECOM OF KANSAS, LLC
FUSION TELECOM OF OKLAHOMA, LLC
FUSION TELECOM OF MISSOURI, LLC
BIRCAN HOLDINGS, LLC
FUSION PM HOLDINGS, INC.
FUSION CLOUD COMPANY LLC
FUSION MPHC GROUP, INC.
FUSION MPHC HOLDING CORPORATIONas Guarantors

By:	/s/ Keith Soldan
Name: Keith Soldan
Title: Chief Financial Officer

FUSION TELECOM OF TEXAS LTD., L.L.P., as Guarantor By: Fusion Texas Holdings, Inc., its general partner
By:	/s/ Keith Soldan
Name: Keith Soldan
Title: Chief Financial Officer

[_], as a Lender
By:_________________
Name:
Title:

Acknowledged by:
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent
By: /s/ Jeffery Rose
Name: Jeffery Rose
Title: Vice President